Exhibit 23.2

            Consent of Independent Registered Public Accounting Firm
            --------------------------------------------------------

High  Plains  Gas,  Inc.
Gillette,  Wyoming

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated December 9, 2010, relating to the consolidated financial statements of High Plains Gas, Inc. for the year ended December 31, 2009.


\s\  Chang  G.  Park,  CPA
--------------------------
Chang  G.  Park,  CPA
San  Diego,  CA
March 10, 2011